Exhibit 99.2

List of classes of securities not under review by Moody’s Investors Service

      The ratings of the following classes of securities are not under review by Moody’s Investors Service because of their scheduled maturity within the next six months:

•	$39,474,000 Floating Rate Class B Certificates, Series 2000-2, rated A2
•	$1,200,000,000 Floating Rate Class A Certificates, Series 2000-5, rated Aaa
•	$63,158,000 Floating Rate Class B Certificates, Series 2000-5, rated A2
•	$700,000,000 Floating Rate Class A Certificates, Series 2000-6, rated Aaa
•	$36,843,000 Floating Rate Class B Certificates, Series 2000-6, rated A2